SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2006

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement

On July 18, 2006, NewAlliance Bancshares, Inc. ("NAL") announced that it had entered into an Agreement and Plan of Merger dated as of July 18, 2006 (the "Agreement") by and among NAL, Westbank Corporation ("WBC") and their wholly-owned subsidiaries, NewAlliance Bank and Westbank. Subject to the terms of the Agreement, WBC will merge with and into NAL (the "Merger") and immediately thereafter, Westbank will merge with and into NewAlliance Bank. It is expected that the transactions will be consummated at the beginning of 2007.

In connection with the Merger, each issued and outstanding share of common stock of WBC shall be converted into the right to elect to receive $23.00 in all cash, all NAL common stock (subject to a collar on the stock consideration as noted below), or a combination thereof (collectively, the "Merger Consideration"). For each share of WBC common stock for which NAL stock is received as Merger Consideration, the holder will receive $23.00 of NAL common stock so long as NAL's average stock price (as determined in the Agreement at the time that all regulatory approvals of the Merger have been obtained) is between $14.70 per share and $13.30 per share. If the NAL average stock price is above $14.70 per share, the exchange ratio will be fixed at 1.5646 NAL shares for each WBC share, and if the NAL average stock price is below $13.30 per share, the exchange ratio will be fixed at 1.7293. The type of Merger Consideration each WBC shareholder elects to receive in the Merger may be adjusted, if necessary, so that the aggregate number of WBC shares of common stock exchanged through the Merger for shares of NAL common stock is 50% of the total number of shares of WBC common stock issued and outstanding at the closing. All outstanding options to acquire shares of WBC common stock shall be cancelled in the Merger in consideration of a lump sum cash payment made by WBC the business day prior to the Effective Date in the amount equal to the excess, if any, of $23.00 over the per share exercise price of such stock option for each share of WBC common stock subject thereto. The aggregate Merger Consideration is valued at approximately $116 million.

Consummation of the Merger is subject to a number of customary conditions, including, but not limited to (i) the approval of the Agreement by the shareholders of WBC, and (ii) the receipt of the requisite regulatory approvals of the Merger by the applicable regulatory agencies.

For additional information, reference is made to the press release dated July 18, 2006, which is included as Exhibit 99.1, and the investor presentation dated July 18, 2006, which is included as Exhibit 99.2, both of which are incorporated herein by reference, and the other exhibits filed herewith.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibits are included in this Report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among NewAlliance Bancshares, Inc. and NewAlliance Bank and Westbank Corporation and Westbank dated as of July 18, 2006.

10.1	Termination, Release and Noncompetition Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Donald R. Chase.

10.2	Termination, Release and Noncompetition Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Gary L. Briggs.

10.3	Termination, Release and Noncompetition Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and John M. Lilly.

10.4	Termination and Release Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Kathleen A. Jalbert.

10.5	Termination and Release Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Trenton E. Taylor.

99.1	Press Release dated July 18, 2006.

99.2	Investor Presentation, dated July 18, 2006.

The Press Release and investor presentation contain forward-looking statements regarding NewAlliance's acquisition of Westbank. NewAlliance's actual results may differ materially from those contemplated by such forward-looking statements for reasons that include, among others, the following: (1) estimated cost savings from the acquisition cannot be fully realized within the expected time frame; (2) revenues following the acquisition are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of NewAlliance and Westbank are greater than expected; (5) changes in the interest rate environment continue to reduce interest margins; (6) general economic conditions, either nationally or in the markets in which NewAlliance will be doing business, are less favorable than expected; (7) legislation or changes in regulatory requirements adversely affect the businesses in which NewAlliance is engaged; (8) changes in the monetary and fiscal policies of the U.S. Government including those of the U.S. Treasury and the Federal Reserve Board; or (9) factors which would result in a condition to the transaction not being met. NewAlliance undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Merrill B. Blanksteen
Merrill B. Blanksteen
Executive Vice President and Chief Financial Officer

Date: July 18, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among NewAlliance Bancshares, Inc. and NewAlliance Bank and Westbank Corporation and Westbank dated as of July 18, 2006.

10.1	Termination, Release and Noncompetition Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Donald R. Chase.

10.2	Termination, Release and Noncompetition Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Gary L. Briggs.

10.3	Termination, Release and Noncompetition Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and John M. Lilly.

10.4	Termination and Release Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Kathleen A. Jalbert.

10.5	Termination and Release Agreement dated as of July 18, 2006 by and among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and Trenton E. Taylor.

99.1	Press Release dated July 18, 2006.

99.2	Investor Presentation, dated July 18, 2006.